AMENDMENT TO THE ADOPTION AGREEMENT RELATING TO THE SUPPLEMENTAL PLAN

Rider 5

1.05(c) Additional Contributions.

      Effective January 1, 1999, the Employer shall make an Additional Contribution in accordance with Section 4.04 on behalf of each Participant in an amount equal to 10% (ten percent) of the Participant's Excess Compensation.

                                Employer: Risk Capital Reinsurance Company

                                By: /s/ Louis T. Petrillo
                                    Louis T. Petrillo
                                    Vice President and Associate General Counsel

                                Date: December 3, 1998